BLACKROCK FUNDS II
BlackRock Intermediate Government Bond Portfolio
(the “Fund”)

Supplement dated April 1, 2011
to the Prospectus, dated January 28, 2011

Effective July 15, 2011, the Fund will change the benchmark against which it measures its performance from the Barclays Capital Intermediate Government Index to the Barclays Capital U.S. Government/Mortgage Index. Fund management believes the Barclays Capital U.S. Government/Mortgage Index more accurately reflects the investment strategy of the Fund. The Barclays Capital U.S. Government/Mortgage Index, measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae and Freddie Mac. For the one, five and ten year periods ended December 31, 2010, the average annual total returns for the Barclays Capital U.S. Government/Mortgage Index were 5.41%, 5.88% and 5.64%, respectively.

Shareholders should retain this Supplement for future reference.